UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2015

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 29, 2015, Alkermes plc announced financial results for the quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1. This information, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Press release issued by Alkermes plc dated October 29, 2015 announcing financial results for the quarter ended September 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC
Date: October 29, 2015	By:	/s/ James M. Frates
James M. Frates
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by Alkermes plc dated October 29, 2015 announcing financial results for the quarter ended September 30, 2015.